TAXES (Tables)	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
SCHEDULE OF EFFECTIVE INCOME TAX RATE RECONCILIATION

	For the Six Months Ended June 30,
	2025	2024
Income (loss) before income taxes from operations in the PRC	$20,115	$(103,149)
Statutory income tax rate	25%	25%
Income tax expense at statutory rate	5,029	(25,787)
Tax effect of net operating loss carryforward	(5,029)	-
Valuation allowance of deferred tax assets	-	25,787
Income tax expense	$-	$-